UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 30, 2011

CHINA EXECUTIVE EDUCATION CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-153574	75-3268300
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Hangzhou MYL Business Administration Consulting Co. Ltd.
Room 307, Hualong Business Building,
110 Moganshan Road, Hangzhou, P.R.China
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

310005
(Zip Code)

(86) 0571-8880-8109
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

    On March 25, 2011, China Executive Education Corp. (the “Company”) and the Audit Committee of the Board of Directors concluded that the financial statements of Surmounting Limit Marketing Adviser Limited for the fiscal year ended December 31, 2009, as presented in our Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on February 12, 2010 , (the “2009 Financial Statements”), should no longer be relied upon due to the accounting issues described below.

    On February 12, 2010, we consummated a reverse merger with Surmounting Limit Marketing Adviser Limited, a Hong Kong corporation (“SLM”) and as a result of the reverse merger, persons affiliated with SLM became the owner of approximately 98% of our equity. The 2009 financial statements were audited by another auditor Stan J.H. Lee, CPA, SLM’s auditor before the reverse merger and contained the following misstatements:

    During our year-end audits, our current auditors discovered that:

(1)	Our net revenues for the year ended December 31, 2009 were overstated as a result of under accruing certain sales taxes.
(2)	Our costs of revenue were overstated due to improper classification of certain selling, general and administrative expenses in the costs of revenues.
(3)
In addition, the Company did not record certain legal fees, consulting fees, and employee annual bonus incurred before the year-end in the correct period. As a result, its general and administrative expenses were understated for the fiscal year ended December 31, 2009.

(4)	Certain accounts were improperly classified.

    Our financial statements for the three months ended March 31, 2010 and the six and nine months ended June 30 and September 30, 2010 were also affected and can not relied upon due to the above findings.

    Accordingly, the Company has decided to have our current auditor, Friedman LLP, re-audit its financial statements for the fiscal year ended December 31, 2009. The 2009 financial statements will be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010.  The Company will also restate its quarterly financial information for the first three quarters of 2010 in the upcoming Form 10-K filing by disclosing the effect of the restatement in the quarterly financial information footnote.

    Our Board of Directors and executive officers have discussed the above matters with Friedman LLP, our current auditors, and Stan J. Lee, our predecessor auditor.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 30, 2011

CHINA EXECUTIVE EDUCATION CORP.

By	/s/ Kaien Liang
Name: Kaien Liang Title: Chairman and Chief Executive Officer